Exhibit 99.1

PLAN OF CONVERSION

OF HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.,

A MARYLAND CORPORATION TO HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.,

A DELAWARE CORPORATION

THIS PLAN OF CONVERSION, dated as of July 1, 2024 (this “Plan”), is hereby adopted by Hannon Armstrong Sustainable Infrastructure Capital, Inc., a Maryland corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Maryland corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 3-901 et seq. of the Maryland General Corporation Law (the “MGCL”).

RECITALS:

WHEREAS, the Company is a corporation incorporated and existing under the laws of the State of Maryland;

WHEREAS, conversion of a Maryland corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 3-901 of the MGCL;

WHEREAS, the Board of Directors of the Company has determined that it is advisable and in the best interests of the Company for the Company to convert from a Maryland corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 3-901 et seq. of the MGCL; and

WHEREAS, the Board of Directors has declared advisable the Conversion (as defined below) in accordance with this Plan and authorized, and approved this Plan and submitted the Conversion and this Plan to the Company’s stockholders for approval, and the Company’s stockholders have approved the Conversion and this Plan.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1. CONVERSION; EFFECT OF CONVERSION.

(a) At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Maryland corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 3-901 et seq. of the MGCL (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that, notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Maryland.

(b) At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Delaware and the State of Maryland, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c) The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company and shall constitute a continuation of the existence of the Company in the form of a Delaware corporation. The Converted Company is the same entity as the Company. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d) At the Effective Time, the name of the Converted Company shall be: HA Sustainable Infrastructure Capital, Inc.

(e) At the Effective Time, the street address of the principal place of business of the Converted Company shall be the same as the street address of the principal place of business of the Company, with such address being: One Park Place, Suite 200, Annapolis, MD 21401.

(f) The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

2. FILINGS. As soon as practicable following the date hereof, the Company shall cause the Conversion to be effected by:

(a) executing and filing (or causing to be executed and filed) Articles of Conversion pursuant to Section 3-903 of the MGCL in a form reasonably acceptable to any officer of the Company (the “Maryland Articles of Conversion”) with the Maryland State Department of Assessments and Taxation (the “SDAT”);

(b) executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL in a form reasonably acceptable to any officer of the Company (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State (the “DSOS”); and

(c) executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of HA Sustainable Infrastructure Capital, Inc., substantially in the form approved by the Company’s shareholders and set forth on Exhibit A hereto (the “Delaware Certificate of Incorporation”) with the DSOS.

3. EFFECTIVE TIME. The Conversion shall become effective upon the filing and effectiveness of the Maryland Articles of Conversion with the SDAT and the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the DSOS, or such later time as may be specified in the Maryland Articles of Conversion and the Delaware Certificate of Conversion (the time of the effectiveness of the Conversion, the “Effective Time”).

4. EFFECT OF CONVERSION ON OUTSTANDING STOCK.

(a) As of July 1, 2024 , the following shares were authorized or outstanding: 450,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), were authorized, of which 114,033,939 shares of Company Common Stock were issued and outstanding (as of May 3, 2024), and 50,000,000 shares of the Company’s preferred stock, par value $0.01 per share (the “Company Preferred Stock”), were authorized, of which 450,000 shares are classified and designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) of which no shares of Company Preferred Stock were issued and outstanding. Other than the aforementioned shares, there are no other classes or series of capital stock of the Company issued or outstanding as of the date hereof.

(b) Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each share of issued Company Common Stock shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Converted Company (the “Converted Company Common Stock”).

(c) Upon the terms and subject to the conditions of this Plan, at the Effective Time, without any further action on the part of the Company’s stockholders, each share of issued Series A Preferred Stock, if any, shall convert into the right to receive the Series A Liquidation Preference (as such term is defined in the charter of the Company).

5. EFFECT OF CONVERSION ON OUTSTANDING OPTIONS, WARRANTS AND OTHER RIGHTS. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each option, warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option, warrant or other right to acquire, upon the same terms and conditions as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

6. EFFECT OF CONVERSION ON STOCK CERTIFICATES. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Converted Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted Company evidenced by such outstanding certificate as provided above.

7. EFFECT OF CONVERSION ON EMPLOYEE BENEFIT, INCENTIVE COMPENSATION OR OTHER SIMILAR PLANS. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the effective date of the Conversion.

8. FILING, LICENSES, PERMITS, TITLED PROPERTY, ETC. As necessary, following the Effective Time, the Converted Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company which was titled or registered in the name of the Company shall be re-titled or re-registered, as applicable, in the name of the Converted Company by appropriate filings or notices to the appropriate party (including, without limitation, any applicable governmental agencies).

9. FURTHER ASSURANCES. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

10. EFFECT OF CONVERSION ON DIRECTORS AND OFFICERS. The members of the Board of Directors of the Company and the officers of the Company immediately prior to the Effective Time shall continue in office following the Effective Time as the directors and officers of the Converted Company, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal.

11. DELAWARE BYLAWS. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form set forth on Exhibit B hereto (the “Delaware Bylaws”), and the Board of Directors of the Converted Company shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.

12. TERMINATION OF TAX BENEFITS PRESERVATION PLAN. The Board of Directors of the Company, in accordance with Section 7(a) of the Tax Benefits Preservation Plan, dated as of November 2, 2023 (the “Tax Preservation Plan”), between the Company and Equiniti Trust Company, LLC, has determined that, effective immediately prior to the Effective Time, the Tax Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits (as defined in the Tax Preservation Plan) and is terminated.

13. IMPLEMENTATION AND INTERPRETATION. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Company and, upon the Effective Time, by the Board of Directors of the Converted Company, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party or parties, including, without limitation, any officers of the Company or the Converted Company, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

14. AMENDMENT. This Plan may be amended or modified by the Board of Directors of the Company at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the stockholders of the Company or (b) any term of the Delaware Certificate of Incorporation, other than changes permitted to be made without shareholder approval by the DGCL.

15. TERMINATION OR DEFERRAL. At any time prior to the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of the Company, notwithstanding the approval of this Plan by the stockholders of the Company, and (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company, its Board of Directors or stockholders with respect thereto.

16. THIRD PARTY BENEFICIARIES. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

17. SEVERABILITY. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

18. GOVERNING LAW. This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

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IN WITNESS WHEREOF, the Company hereby adopts the Plan of Conversion as of the date first written above.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Marc Pangburn
	Name:	Marc Pangburn
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Plan of Conversion]

Exhibit A – Delaware Certificate of Incorporation

[Attached to Company’s Form 8-K (No. 001-35877) as Exhibit 3.1, filed on July 3, 2024]

Exhibit B – Delaware Bylaws

[Attached to Company’s Form 8-K (No. 001-35877) as Exhibit 3.2, filed on July 3, 2024]